Exhibit 10.10

TENTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of May 1, 2018

TENTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This TENTH Amendment to the Composite Lease Agreement is made and entered into as of the 22 day of May 2018, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware.

WITNESSETH:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007, that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008; by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009; by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009; by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011; by Fifth Amendment to the Composite Lease Agreement intended to be effective as of January 1, 2013; by Sixth Amendment to the Composite Lease intended to be effective July 1, 2014; by Seventh Amendment to the Composite Lease intended to be effective April 1, 2016; by Eighth Amendment to the Composite Lease intended to be effective April 1, 2017; and by Ninth Amendment to the Composite Lease intended to be effective September 1, 2017, are collectively referred to herein as the “Composite Lease Agreement”; and

WHEREAS, Authority and Tenant intended the Composite Lease Agreement to represent each of 29 separate lease agreements between the parties (later increased to 32) and showed the differences among the 29 (later 32 leases) by attaching to the Composite Lease Agreement, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel, the “Composite Lease Property Rental Schedule”, attached hereto as “EXHIBIT A” and incorporated herein by reference; and

WHEREAS, the parties wish to amend the Composite Lease Agreement to add 20.320 acres or 885,880 square feet of unimproved ground (also known as the Golden Triangle Ramp area) as Parcel 33 to be used as aircraft parking, effective May 1, 2018.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this TENTH Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this TENTH Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of Parcel 33 as described in the attached survey and legal description and shown on “Legal Description”, “EXHIBIT B”, attached hereto and incorporated herein by reference. As of the Effective Date, the parties incorporate this Tenth Amendment EXHIBIT B to the Composite Lease Agreement, and the parties substitute the schedule attached to this Amendment for the schedule included as part of EXHIBIT A to the Composite Lease Agreement. The substitution of that schedule will accomplish the following:

(a) Effective on the Parcel 33 “Substantial Completion Date” (as defined in Section 4 below), the annual Composite Lease rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 33 as follows:

	Unimproved
Location	Sq. Ft	Ground Rate	Annual	Monthly
Golden Triangle Ramp Area	698,965	$0.2077	$145,175.03	$12,097.92

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

(c) The Golden Triangle Ramp Area contains 885,880 square feet, and Tenant’s leased area shall contain the entire 885,880 square feet.

(d) In consideration of the cost of the improvements and construction by Tenant of the Taxiway Area (“Taxiway Area”), consisting of 186,915 square feet of the total 885,880 square feet shown in “Exhibit D”, attached hereto and incorporated herein by reference, Tenant shall pay no rent for the Taxiway Area until the expiration of the Composite Lease Agreement First Term, ending at midnight December 31, 2036.

(e) Should the parties agree to a Composite Lease Agreement Renewal Term, beginning January 1, 2037, Authority will initiate billing Tenant for the Taxiway Area at the then-applicable square-foot adjustment rate.

SECTION 3. Improvements by Tenant

(a) Effective May 1, 2018, Authority shall permit Tenant to have all necessary or appropriate rights of reasonable access, ingress and egress to and from Parcel 33 for Tenant and its servants, agents, employees and independent contractors to work on or in connection with Tenant’s alterations of the improvements located on Parcel 33 and make it suitable for aircraft parking use (“Tenant’s Work”), as well as do all such other things as may be incidental to Tenant’s Work.

(b) Tenant shall obtain, at Tenant’s sole expense, all certificates, permits and approvals relating to Tenant’s Work.

(c) Tenant’s Work on Parcel 33 shall be permitted to make all Leasehold improvements to Parcel 33 as specifically set forth in “EXHIBIT C” (“Leasehold Improvements”), as attached hereto and incorporated herein by reference, at no cost to Authority.

(d) As part of Tenant’s Work, Tenant shall remain in compliance with all applicable Environmental Laws and the requirements of Article VIII of the Composite Lease.

(e) Tenant’s Work shall include the relocation of an existing sanitary sewer line as shown in EXHIBIT C, and upon the conclusion of the relocation of the sanitary sewer line, the sewer line will remain the City of Memphis public sewer, as identified in the “Overall Sanitary Sewer Plan” in “Exhibit E”, attached hereto and incorporated herein by reference.

(f) After completion of Tenant’s Work, Tenant shall continue to have maintenance responsibilities of all property, other than the Sanitary Sewer Line shown in Exhibit E, under this Agreement.

SECTION 4. Substantial Completion Date.

(a) Authority and Tenant agree that the Substantial Completion Date shall be defined as that date on which Tenant has commenced beneficial use of Parcel 33.

(b) Tenant’s Work and related activity during the period before the Substantial Completion Date shall not be considered the commencement of beneficial use of the premises by Tenant. However, the terms and conditions of the Composite Lease, including, without limitation, the commercial liability insurance provisions shall apply to and be effective during such period of occupancy or access to the premises by Tenant, except for Tenant’s obligation to pay rent as provided in Section 2.03 in the Composite Lease Agreement.

(c) Tenant’s obligation to pay rent for Parcel 33 will commence on the Tenant’s date of beneficial occupancy.

SECTION 5. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 6. Effective Date of this Tenth Amendment. This TENTH Amendment shall become effective as of May 1, 2018.

The remainder of this page intentionally left blank.

Signature page to follow.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this ELEVENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY
AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ Scott A. Brockman	By:	/s/ Donald C. Colvin
Scott A. Brockman, A.A.E. President			Donald C. Colvin
and Chief Executive Officer		Title:	Vice President—Properties & Facilities

		Date:	May 4, 2018

Approved as to Content:

By:	/s/ Forrest B. Artz
Forrest B. Artz
Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

/s/ Janet L. Shipman
Janet L. Shipman, Associate Airport Counsel

Reviewed and Approved:

/s/ Angela Washington
Director of Properties

EXHIBIT A
FEDERAL EXPRESS CORPORATION		EXHIBIT A
2003 CORPORATE AVENUE-B3
MEMPHIS, TN 38132	Current Monthly Billing

PARCEL NUMBER	FEDEX LEASE NUMBER	CURRENT SUPPLEMENTAL	USE OR LOCATION	PARCEL ID	EFFECTIVE DATE	SQUARE FEET	CURRENT RATE		CURRENT ANNUAL BILLING	PROJECTED RATES EFFECTIVE JULY 2012				7/1/2008 ESCALATION			EFFECTIVE JAN 2013 PENDING	EFFECTIVE JULY 2013 CPI 8.97%	11/1/2013	7/1/2014	7/1/15-17		7/1/2017	7/1/2018 [9] ESCALATION
										RATES	MONTHLY		ANNUAL
1		N/A	TAXIWAY N	N/A	1/1/2009 [1]	100,035	$0.19	$1,588.89	$19,066.67	$0.1906	$1,588.89		$19,066.67	N/A			$1,588.89	$1,731.41	$1,731.41	$1,731.41		$0.21	$1,731.41	CPI OR 13%
2	98-0824	SUPPLEMENTAL 26/ Add Tract 1	AMR FACILITIES/LANDLOCKED PARCELS/CANCELLED	A -G	1/1/2007	1,082,446	Varies [3]	$28,533.40	$342,400.80	$0.3935	$28,533.40		$410,104.92	15% [3]	1,126,790	$0.3935	$36,949.32	$31,092.85	$31,860.37	$31,860.37		$0.21	$31,860.37	CPI OR 13%
		SUPPLEMENTALS	WEST RAMP
3	80-0204	18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	N/A	1/1/2007	3,111,647	$0.1525	$39,543.85	$474,526.17	$0.1906	$49,423.33		$593,079.92	N/A			$49,423.33	$53,856.60	$53,856.60	$53,856.60		$0.21	$53,856.60	CPI OR 13%
	80-0204	22, 24 & 25/Add Tract 2	UNIMPROVED GROUND	N/A	1/1/2007	914,283	$0.1525	$11,619.01	$139,428.16	$0.1906	$14,521.86		$174,262.34	N/A	917,027	$0.1906	$14,565.45	$15,824.47	$15,871.96	$15,871.96		$0.21	$15,871.96	CPI OR 13%
4		N/A	TAXIWAY C	N/A	1/1/2009 [2]	731,098	$0.2400	$14,621.96	$175,463.52	$0.2400	$14,621.96		$175,463.52	N/A			$14,621.96	$15,933.55	$15,933.55	$15,933.55		$0.26	$15,933.55	CPI OR 13%
5	80-0204	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	33	1/1/2007	515,496	$0.1525	$6,551.10	$78,613.14	$0.1906	$8,187.79		$78,613.14	N/A			$8,187.79	$8,922.24	$8,922.24	$8,922.24		$0.21	$8,922.24	CPI OR 13%
	80-0204	SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	37	1/1/2007		$0.1525							N/A										CPI OR 13%
6	92-0833	AGREEMENT #92-0833	IRS/AOD	N/A	1/1/2007	2,248,286	$0.6650	$125,000.00	$1,500,000.00	$0.6672	$125,000.00		$1,500,000.00	N/A			$125,000.00	$143,750.00	$143,750.00	$143,750.00		$0.6672	$143,750.00	CPI 0R 13%
7	90-0242	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	23	1/1/2007	427,030	$0.1029	$2,506.15	$30,073.80	$0.1029	$2,506.15	$257.88	$43,941.39	25% [5]			$3,661.78	$2,730.95	$2,730.95	$2,730.95		$0.1029	$2,730.95	CPI OR 13%
8	80-0223	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	24	1/1/2007	451,370	$0.0644	$2,340.16	$28,081.92	$0.0644	$2,340.16		$29,068.23	25% [5]			$2,422.35	$2,550.07	$2,550.07	$2,550.07		$0.0644	$2,550.07	CPI OR 13%
9	80-0204	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	21	1/1/2007	833,458	$0.2673	$18,565.28	$222,783.36	$0.2673	$18,565.28		$222,783.32	N/A			$18,565.28	$20,230.58	$20,230.58	$20,230.58		$0.29	$20,230.58	CPI OR 13%
10	80-0204	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	22A	1/1/2007	140,617	$0.2673	$3,132.24	$37,586.92	$0.2673	$3,132.24		$37,586.92	N/A			$3,132.24	$3,413.21	$3,413.21	$3,413.21		$0.29	$3,413.21	CPI OR 13%
11	80-0204	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	36	1/1/2007	187,217	$0.1525	$2,379.22	$28,550.59	$0.1906	$2,973.63		$35,683.56	N/A			$2,973.63	$3,240.36	$3,240.36	$3,240.36		$0.21	$3,240.36	CPI OR 13%
12	80-0204	SUPPLEMENTAL 27	A-380 GSE STORAGE	N/A	DBO/ 12/1/07 [4]	187,618	N/A	$0.00	$0.00	$0.1525	$2,384.31		$28,611.75	N/A			$2,384.31	$2,598.18	$2,598.18	$2,598.18		$0.17	$2,598.18	CPI OR 13%
13	80-0204	SUPPLEMENTAL 23	A-380 RAMP	N/A	1/1/2007	1,897,879	$0.1220	$19,295.10	$231,541.24	$0.1220	$19,295.10		$231,541.24	N/A			$19,295.10	$21,025.87	$21,025.87	$21,025.87		$0.13	$21,025.87	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	N/A	1/1/2007	319,113	$0.1525	$4,055.39	$48,664.73	$0.1906	$5,068.58		$60,822.94	N/A			$5,068.58	$5,523.23	$5,523.23	$5,523.23		$0.21	$5,523.23	CPI OR 13%
14	80-0204	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	34	1/1/2007	428,616	$0.1525	$5,447.00	$65,363.94	$0.1906	$6,807.85		$81,694.21	N/A			$6,807.85	$7,418.52	$7,418.52	$7,418.52		$0.21	$7,418.52	CPI OR 13%
15	07-0972	**N/A	SPRANKLE ROAD	N/A	1/1/2007	200,695	$0.0000	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A			N/A							N/A
16		**N/A	REPUBLIC ROAD	N/A	1/1/2007	113,179	$0.0000	$0.00	$0.00	N/A	N/A	N/A	N/A	N/A			N/A							N/A
17		SUPPLEMENTALS		0
	80-0204	1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1,2,3,4,6,9	1/1/2007	1,662,877	$0.1525	$21,132.40	$253,588.74	$0.1906	$26,412.03		$316,944.36	N/A			$26,412.03	$28,781.19	$28,781.19	$28,781.19		$0.21	$28,781.19	CPI OR 13%
	80-0204	1 Parcel 1, 2, 7, 9 (IMP APRON)		1,2,7,9	1/1/2007	1,908,290	$0.1906	$30,310.01	$363,720.07	$0.2383	$37,895.46		$454,745.51	N/A			$37,895.46	$41,294.68	$41,294.68	$41,294.68		$0.26	$41,294.68	CPI OR 13%
	80-0204	Parcel 5 (INTERNATIONAL PARK)		5	1/1/2007	24,000	$0.2673	$534.60	$6,415.20	$0.3341	$668.25		$8,019.00	25% [5]			$668.25	$728.19	$728.19	$728.19		$0.36	$728.19	CPI OR 13%
	80-0204	1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	8	1/1/2007	247,254	$0.2673	$5,507.58	$66,090.99	$0.3341	$6,884.48		$82,613.74	25% [5]			$6,884.48	$7,502.02	$7,502.02	$7,502.02		$0.36	$7,502.02	CPI OR 13%
	80-0204	1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	12	1/1/2007	117,915	$0.2673	$2,626.56	$31,518.68	$0.3341	$3,283.20		$39,398.35	25% [5]			$3,283.20	$3,577.70	$3,577.70	$3,577.70		$0.36	$3,577.70	CPI OR 13%
	80-0204	1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	11	1/1/2007	45,359	$0.2673	$1,010.37	$12,124.46	$0.3341	$1,262.96		$15,155.58	25% [5]			$1,262.96	$1,376.25	$1,376.25	$1,376.25		$0.36	$1,376.25	CPI OR 13%
	80-0204	8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	9, 10, 17	1/1/2007	1,586,172	$0.2673	$35,331.98	$423,983.78	$0.3341	$44,164.98		$529,979.72	25% [5]			$44,164.98	$48,126.58	$48,126.58	$48,126.58		$0.36	$48,126.58	CPI OR 13%
	80-0204	Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,		1/1/2007	70,200	$0.2673	$1,563.71	$18,764.46	$0.3341	$1,954.63		$23,455.58	25% [5]			$1,954.63	$2,129.96	$2,129.96	$2,129.96		$0.36	$2,129.96	CPI OR 13%
	80-0204	Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	17	1/1/2007	4,333,659	$0.2673	$96,532.25	$1,158,387.00	$0.3341	$120,665.32		$1,447,983.84	25% [5]			$120,665.32	$131,489.00	$131,489.00	$131,489.00		$0.36	$131,489.00	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
	80-0204		TAB-LINE MAINTENANCE	14	1/1/2007	556,334	$0.2673	$12,392.34	$148,708.08	$0.3341	$15,490.42		$185,871.19	25% [5]			$15,489.27	$16,879.91	$16,879.91	$16,879.91		$0.30	$16,879.91	CPI OR 13%
	80-0204	10 Parcel 27A (IMP APRON)	PARCEL 27A	27	1/1/2007	487,512	$0.1906	$7,743.32	$92,919.79	$0.2383	$9,681.18		$116,174.11	N/A			$9,681.18	$10,549.58	$10,549.58	$10,549.58		$0.26	$10,549.58	CPI OR 13%
	80-0204	11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	27A & 27B	1/1/2007	527,676	$0.1525	$6,705.88	$80,470.59	$0.1906	$8,381.25		$100,575.05	N/A			$8,381.25	$9,133.05	$9,133.05	$9,133.05		$0.21	$9,133.05	CPI OR 13%
	80-0204	5 Parcel 16 (INTERNATIONAL PARK)		16	1/1/2007	796,312	$0.2673	$17,737.85	$212,854.20	$0.3341	$22,172.31		$266,067.75	25% [5]			$22,172.31	$24,161.17	$24,161.17	$24,161.17		$0.36	$24,161.17	CPI OR 13%
	80-0204	23	GRAEBER ASSIGNMENT/TRUCKING OPERATION		1/1/2007	261,460	$0.1029	$2,242.02	$26,904.25	$0.1286	$2,802.53		$33,630.32	25% [5]			$2,802.53	$3,053.91	$3,053.91	$3,053.91		$0.14	$3,053.91	CPI OR 13%

	80-0204	SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	25	1/1/2007	18,933	$0.2673	$421.73	$5,060.79	$0.3341	$527.17		$6,325.99	25% [5]			$527.17	$574.45	$574.45	$574.45		$0.36	$574.45	CPI OR 13%
18	80-0204	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	15	1/1/2007	552,730	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06		$147,744.73	N/A			$12,312.06	$13,416.45	$13,416.45	$13,416.45		$0.29	$13,416.45	CPI OR 13%
18A		THE BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)		9/1/2012 [6]	72,378	$1.2600	$7,599.69	$91,196.28	$1.2600	$7,599.69		$91,196.28	N/A			$7,599.69	$8,281.38	$8,281.38	$8,281.38		$1.37	$8,281.38	CPI OR 13%
		CONSTRUCTED ON PARCEL 18
19	80-0204	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	13 & 18	1/1/2007	418,016	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31		$111,735.68	N/A			$9,311.31	$10,146.53	$10,146.53	$10,146.53		$0.29	$10,146.53	CPI OR 13%
20	80-0204	SUPPLEMENTAL 27	WEST SIDE OF TANG	N/A	DBO/ 3/1/08 [7]	108,051	N/A	$0.00	$0.00	$0.1525	$1,373.15		$16,477.78	N/A			$1,373.15	$1,496.32	$1,496.32	$1,496.32		$0.17	$1,496.32	CPI OR 13%
21	80-0204	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	19	1/1/2007	1,812,363	$0.1525	$23,032.10	$276,385.20	$0.19060	$28,786.37		$345,436.39	N/A			$28,786.37	$31,368.50	$31,368.50	$31,368.50		$0.21	$31,368.50	CPI OR 13%
22	80-0204	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	20	1/1/2007	491,127	$0.1525	$6,241.41	$74,896.87	$0.19060	$7,800.73		$93,608.81	N/A			$7,800.73	$8,500.46	$8,500.46	$8,500.46		$0.21	$8,500.46	CPI OR 13%
23		N/A	TAXIWAY SIERRA		1/1/2009 [2]	248,711	$0.2400	$4,974.22	$59,690.64	$0.2400	$4,974.22		$59,690.64	N/A			$4,974.22	$5,420.41	$5,420.41	$5,420.41		$0.26	$5,420.41	CPI OR 13%
24			SORT FACILITY		9/1/2009 [8]	292,000	$1.2600	$30,660.00	$367,920.00	$1.2600	$30,660.00		N/A	N/A			$30,660.00	$33,410.20	$33,410.20	$33,410.20		$1.37	$33,410.20	CPI OR 13%
25	07-0983		Democrate Parking Area			36,128	$0.1906	$573.83	$6,886.00	$0.1906	$573.83						$573.83	$625.31	$625.31	$625.31		$0.21	$625.31
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)		7/1/2014	35,070	$1.4238													$4,161.06		$1.42	$4,161.06
			CORPORATE AVIATION HANGAR (LAND)		7/1/2014	161,334	$0.0000													N/A		N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)		7/1/2014	58,265	$1.4238													$6,913.14		$1.42	$6,913.14
		N/A	HANGAR 12 (BUILDING)		7/1/2014	117,306	$1.4238													$13,918.36		$1.42	$13,918.36
			HANGARS 11 AND 12 (LAND)		7/1/2014	1,290,083	$0.0000													N/A		N/A	N/A
28	07-0986	N/A	EAST GSE RAMP		7/1/2014 (10)	1,000,681	$0.1741													$14,518.21		$0.17	$14,518.21
29			COLD CHAIN STORAGE PARKING		4/1/2016 (11)	29,174	$0.2077				$0.00		$0.00	N/A							$504.95		$504.95
30	07-0987	07-0987	3505 TCHULAHOMA ROAD BUILDING		4/1/2017 (12)	38,345	$2.8500																$9,106.94
			3505 TCHULAHOMA ROAD (IMPROVED GROUND)		4/1/2017 (12)	58,810	$0.2597																$1,272.75
			3505 TCHULAHOMA ROAD (UNIMPROVED)		4/1/2017 (12)	64,702	$0.2077																$1,119.88
31			3318 WINCHESTER ROAD (BUILDING)		8/1/2017 (13)	113,461	$2.8500																$26,946.99
			3318 WINCHESTER ROAD (IMPROVED GROUND)		8/1/2017 (13)	196,782	$0.2597																$4,258.69
			3318 WINCHESTER ROAD (UNIMPROVED GROUND)		8/1/2017 (13)	164,498	$0.2077																$2,847.19
32	07-0989		2860 SOUTHWIND DRIVE (UNIMPROVED GROUND)		9/1/2017	72,172	$0.2077																$1,249.18
33		N/A	FEDEX GOLDEN TRIANGLE RAMP		5/1/2018	698,965	$0.2077																$12,097.92
						30,459,161		$621,102.12	$7,453,225.44		$710,588.05		$8,215,154.42				$719,046.41	$781,865.30	$782,680.31	$822,191.08	$822,696.03		$881,595.56

Note 1:	The Effective Date will be the date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the “Tennessee Air National Guard” and dated , 200 , begins. January 1, 2009 is merely an estimate of when that lease term will commence.
When the Effective Date occurs, the parties will calculate rent for Parcel 1 based upon a rental rate of $0.1906 per square foot of land area.

Note 2:	The Effective Date will be the date on which the term of the Lease Agreement in effect between the Authority and Tenant with respect to the premises currently occupied by the “Tennessee Air National Guard” and dated , 200 , begins. January 1, 2009 is merely an estimate of when that lease term will commence.
When the effective Date occurs, the parties will calculate rent for Parcels 4 and 23 based upon a rental rate of $0.2400 per square foot of land area.

Note 3:	As of the Effective Date, the monthly and annual rent amounts for Parcel 2 are $ and $ respectively. As of July 1, 2008, the parties will adjust those amounts to equal the product achieved by multiplying each of those amounts by 1.15.

Note 4:	The Effective Date is the earlier of the date of beneficial occupancy or December 1, 2007. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

Note 5:	The rental rate that becomes effective July 1, 2008, reflects a 25-percent increase in the rental rate in effect prior to that date.

Note 6:	The Effective Date is subject to the operation and effect of Section1.04(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.53 per square foot of building footprint area.

Note 7:	The Effective Date is the earlier of the date of beneficial occupancy or March 1, 2008. When the Effective Date occurs, the parties will calculate the rent based upon a rental rate of $0.1525 per square foot of land area.

Note 8:	The Effective date is subject to the operation and effect of Section 1.04(b) of the foregoing Lease Agreement. When the Effective Date occurs, the parties will calculate rent for Parcel based upon a rental rate of $1.53 per square foot of building footprint area.
That rent is inclusive of rent for the building space comprising Parcel 24 and the land underlying that space.

Note 9:	When the Effective Date for Parcel 24 occurs, the parties will reduce this area to 4,041,659 solely for the purpose of calculating the rent payable with respect to this portion of Parcel 17. The rent specified for the building spacer comprising Parcel 24 is inclusive of the rent for the land underlying that building space.

Note 10:	Re: parcel 33 - As of the effective date rent will be charge for 885,880 square feet FedeEx Golden Triangle. The 186,915 sqare feet taxiway within the Golden Triangle will be omitted from rent. Rent will be charged for 698,965 square feet (excluding taxiway) at the rate of $.2077 per square foot.

G:\AR\Leases\FedEx Lease info\FedEx Percent Increase FY2019 Lease Form with Golden Triangle

Exhibit B

Legal Description

FEDEX GOLDEN TRIANGLE RAMP

LEASE PARCEL

Property Description

Being a 20.320 acre parcel of land contained entirely within the Memphis-Shelby County Airport Authority (MSCAA) property located in the City of Memphis, Shelby County, State of Tennessee. Said parcel is located on the west ramp, west of Taxiway November, north of Taxiway Victor and is bounded on the north and east by Federal Express Corporation Parcels 1 & 3 and being more particularly described by metes and bounds as follows:

Commencing at the centerline intersection of Taxiway November and Taxilane 800; thence along the existing centerline of Taxiway November South 04° 16’ 57” West, 81.06 feet to the north line of Federal Express Corporation Parcel 1, said point also being a south line of Federal Express Corporation Parcel 3; thence along said north line North 85° 44’ 10” West, 50.08 feet to the northwest corner of said Parcel 1, said point being the POINT OF BEGINNING; thence South 04° 16’ 22” West along the west line of said Parcel, 864.80 feet to a point; thence, continuing along the west line of said Parcel 1, South 04° 13’ 46” East, 111.10 feet to a point; thence South 03° 15’ 06” East, 402.85 feet to a point; thence South 88° 22’ 38” West, 40.74 feet to a point; thence North 02° 30’ 36” West, 19.44 feet to a point; thence North 16° 24’ 41” West, 86.25 feet to a point; thence North 70° 56’ 03” West, 112.51 feet to a point; thence North 83° 35’ 54” West, 305.68 feet to a point; thence North 85° 43’ 22” West, 517.59 feet to a point of curvature; thence along a curve to the right, having a radius of 127.31 feet, an arc length of 141.74 feet (chord = North 01° 27’ 34” East, 134.53 feet) to a point; thence South 85° 44’ 10” East, 0.50 feet to a point; thence North 30° 07’ 38” East, 312.89 feet to a point; thence North 37° 41’ 42” East, 82.46 feet to a point; thence North 39° 50’ 06” East, 214.62 feet to a point; thence North 31° 53’ 01” East, 451.96 feet to a point; thence North 30° 55’ 58” East, 143.17 feet to a point; thence North 33° 08’ 42” East, 99.45 feet to a point; thence South 85° 43’ 22” East, 188.43 feet to a point; thence North 04° 16’ 07” East, 188.06 feet to a point in a south line of Federal Express Corporation Parcel 3; thence, along said south line South 85° 45’ 10” East, 107.74 feet to a point; thence South 02° 37’ 19” West, 225.15 feet to a point; thence South 85° 44’ 10” East, 11.95 feet to the POINT OF BEGINNING and containing 20.320 acres.

Exhibit B

Leased Premises/Unimproved Ground

S85° 45' 10"E
107.74'
N4° 16' 07"E
188.06'
S2° 37' 19"W
225.15'
P.O.C.
℄ TAXILANE 800
N33° 08' 42"E
99.45'
S85° 43' 22"E
188.43'
S4° 16' 57"W
81.06'
N30° 55' 58"E
143.17'
SEE DETAIL 'A'
THIS SHEET
PROP. LEASE
LINE (TYP.)
P.O.B.
N85° 44' 10"W
50.08'
PLOUGH BLVD.
EX. R.O.W.
N31° 53' 01"E
451.96'
S4° 16' 22"W 864.80'
℄ TAXIWAY NOVEMBER
PARCEL 3
AGREEMENTS 18 – 26
03/04/2007
PARCEL 1 – TAXIWAY NOVEMBER
03/07/2007
N39° 50' 06"E
214.62'
N37° 41' 42"E
82.46'
S4° 13' 46"E
111.10'
N30° 07' 38"E
312.89'
SEE DETAIL 'B'
THIS SHEET
402.85'
S3° 15' 06"E
517.59'
N85° 43' 22"W
305.68'
N83° 35' 54"W
N70° 56' 03"W
112.51'
L=141.74, R=127.31
Δ=63.7907
N16° 24' 41"W
86.25'
S88° 22' 38"W
40.74'
N2° 30' 36"W
19.44'
N
P.O.B.
S85° 44' 10"E
11.95'
DETAIL 'A'
SCALE: 1"=30'
N59° 52' 22"W
0.50'
DETAIL 'B'

SCALE: ONE INCH = 200 FEET
FEBRUARY 21, 2018
PROPOSED FEDEX LEASE EXHIBIT
BEING PART OF THE MEMPHIS AND SHELBY
COUNTY AIRPORT AUTHORITY PROPERTY
SITUATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE

PREPARED FOR: FEDEX

EXHIBIT C

LEASEHOLD IMPROVEMENTS

INDEX NO.	DESCRIPTION

1	REMOVAL OF STRUCTURES & OBSTRUCTIONS

2	RELOCATION OF EXISTING GUARD BOOTH, INCLUDING UTILITY CONNECTIONS

3	DISCONNECT AND PROTECT EXISTING LIGHT POLE CIRCUIT FOR CONNECTION TO NEW CIRCUIT

4	DISCONNECT AND REMOVE EXISTING LIGHT POLES AND ELECTRICAL BOX

5	EXISTING LED LIGHTING FIXTURE, REMOVED FROM EXISTING POLE AND REINSTALLED ON NEW 40’ POLE

6	DISCONNECT AND REMOVE EXISTING UNDERGROUND ELECTRICAL CONDUIT AND POWER WIRING

7	ASPHALT PAVEMENT EXCAVATION

8	GRAVEL PAVEMENT EXCAVATION

9	PAVEMENT MILLING

10	ASPHALT PAVEMENT RUBBILIZATION

11	TEMPORARY CONSTRUCTION ENTRANCE

12	RELOCATE TEMPORARY CHAIN LINK FENCE (6’ W/ BARBED WIRE)

13	TEMPORARY CHAIN LINK FENCE (6’ W/ BARBED WIRE)

14	RAISE EX. #11 INLET

15	FILL ABANDONED 8” MAIN W/ GROUT

16	FILL ABANDONED 10” MAIN W/ GROUT

17	ABANDON EX. SEWER MANHOLE

18	FUEL PIPING 6” DIAMETER

19	FUEL PIPING 14” DIAMETER

20	HYDRANT FUEL PIT ASSEMBLY WITH BUTTERFLY VALVE AND HYDRANT VALVE

21	FUEL SYSTEM LOW POINT DRAIN ASSEMBLY

22	FUEL SYSTEM HIGH POINT VENT ASSEMBLY

23	FUEL SYSTEM FLUSHING PIT ASSEMBLY

24	FUEL SYSTEM PNEUMATIC TESTING

25	FUEL SYSTEM HYDROSTATIC TESTING

26	FLUSHING OF 14-INCH JF HYDRANT PIPING (INCLUDING 7 HYDRANT LATERALS)

27	TRANSPORT OF FUEL FROM FLUSHING OPERATIONS BACK TO BUCKEYE FUEL STORAGE FACILITY

28	ALLOWANCE FOR FUEL RECLAIM CHARGE PAID TO BUCKEYE FUEL STORAGE FACILITY (320,000 GAL x $0.184/GAL)

29	FLUSHING EVENTS REQUIRED BEYOND THE SPECIFIED FLUSH (32,000 GALS/FLUSH)

30	TRANSPORT OF FUEL FROM FLUSHING OPERATIONS BACK TO BUCKEYE FUEL STORAGE FACILITY (32,000 GALS/EACH

31	ALLOWANCE FOR FUEL RECLAIM CHARGE PAID TO BUCKEYE FUEL STORAGE FACILITY (32,000 GAL x $0.184/GAL)

32	CATHODIC PROTECTION SYSTEM

33	1” UNDERGROUND COMPRESSED AIR PIPE, COATED STEEL

34	1-1/2” UNDERGROUND COMPRESSED AIR PIPE, COATED STEEL

35	COMPRESSED AIR LOW POINT DRAIN ASSEMBLY

36	400 Hz. FREQUENCY CONVERTOR RECEPTACLES

37	PROVIDE AND INSTALL NEW LARGE EQUIPMENT RACK FOR ELECTRICAL PANELS AND 400HZ RECEPTACLE AT POLE

38	PROVIDE AND INSTALL NEW SMALL EQUIPMENT RACK FOR 400HZ RECEPTACLE AT POLE

39	NEW FUEL SHUTDOWN AND SLUICE GATE PANELS, INCLUDING CONDUIT, CONDUCTORS, AND BEACON AT POLE

40	NEW FUEL SHUTDOWN AND SLUICE GATE CONTROL PANEL WITH ETHERNET FIBER AND AB I/O IN NEW RAMP SUPPORT BUILDING

41	SLUICE GATE PANEL WITH FIBER INPUT AT SLUICE GATE

42	MODIFY EXISTING PLC23 TO ACCOMMODATE THE NEW SPILL CONTROL AND FUEL SHUTDOWN GATES. INCLUDE NEW BYPASS FOR GT GATES WITH BYPASS RELAY. COORDINATE WITH WESPAC COMMUNICATION OF E-STOP.

43	JOHNSON CONTROLS MODIFICATIONS

44	EMERGENCY FUEL SHUTDOWN PLC PROGRAMMING (WESPAC)

45	MODIFY PLC-5 PANEL FOR ETHERNET COMMUNICATION TO EXISTING PLC23 AND FIBER COMMUNICATION FROM NEW RAMP SUPPORT BUILDING

46	NEW FUEL SHUTDOWN PANEL WITH SPECIAL CONFIGURATION WITH DEVICE TERMINALS AND FUSING

47	2/C #12 PLUS #12 GROUND, XHHW-2, 600V COPPER, XLP CABLE

48	2/C #10 PLUS #10 GROUND, XHHW-2, 600V COPPER, XLP CABLE

49	2/C #8 PLUS #8 GROUND, XHHW-2, 600V COPPER, XLP CABLE

50	2/C #6 PLUS #6 GROUND, XHHW-2, 600V COPPER, XLP CABLE

51	3/C #8 PLUS #8 GROUND, XHHW-2, 600V COPPER, XLP CABLE

52	3/C #1/0 PLUS #4 GROUND, XHHW-2, 600V COPPER, XLP CABLE

53	3/C #2/0 PLUS #4 GROUND, XHHW-2, 600V COPPER, XLP CABLE

54	4/C #6 PLUS #10 GROUND, XHHW-2, 600V COPPER, XLP CABLE

55	#3/0 XHHW-2, 600V COPPER GROUND

56	600 KCMIL XHHW-2, 600V COPPER

57	EXOTHERMIC WELDS

58	STANDARD GROUND ROD

59	#6 AWG BARE COPPER GROUNDING COUNTERPOISE

60	AIRCRAFT STATIC GROUNDING RECEPTACLE

61	2” NON-METALIC CONDUIT, INSTALLED IN TRENCH, INCLUDING TRENCH IN GRASS

62	4” NON-METALIC CONDUIT, INSTALLED IN TRENCH, INCLUDING TRENCH IN GRASS

63	NON-METALIC CONDUIT, CONCRETE ENCASE 2”

64	NON-METALIC CONDUIT, CONCRETE ENCASE 2-2”

65	NON-METALIC CONDUIT, CONCRETE ENCASE 4”

66	NON-METALIC CONDUIT, CONCRETE ENCASE 2-4” PRIMARY POWER

67	NON-METALIC CONDUIT, CONCRETE ENCASE 1”

68	NON-METALIC CONDUIT, CONCRETE ENCASE 1-1” & 3-4” (GENERATOR POWER AND CONTROLS)

69	MAXCELL FABRIC INNERDUCT - 4”, 3 CELL, #MX-C-4003-4”-XX

70	MAXCELL FABRIC INNERDUCT - 2”, 3 CELL, #MX-C-2003-2”-XX

71	HANDHOLE, AIRCRAFT RATED, 36“x36“x36” (POWER)

72	HANDHOLE, AIRCRAFT RATED, 36“x36“x36” (COMM)

73	HANDHOLE, VEHICLE RATED, 36“x36“x36” (COMM)

74	MANHOLE, VEHICLE RATED, 7’x7’x’7 - POWER

75	STANDARD MLGW VARIABLE DEPTH PULL BOX, VEHICLE RATED - PRIMARY POWER

76	STANDARD MLGW TRANSFORMER PAD - PRIMARY POWER

77	HANDHOLE, VEHICLE RATED, 36“x36“x36” (POWER)

78	DUCTBANK, 4x2-4”

79	DUCTBANK, 4x1-4”

80	DUCTBANK, 3x1-4”

81	DUCTBANK, 3x2-4”

82	DUCTBANK, 2x1-4”

83	DUCTBANK, 1x1-4”, 1x1-2”

84	DIRECT BORE 1-4” COMM

85	BORE PIT FOR DIRECTIONAL BORE - IN GRASS AREA

86	BORE PIT FOR DIRECTIONAL BORE - IN ASPHALT AREA

87	15KVA, 3-PHASE, MINI-POWER CENTER W/SPD, INSTALLED

88	GENERATOR AND ATS EQUIPMENT, INSTALLED COMPLETE

89	NEW POLE FOUNDATION,PIPE BOLLARDS FOR LARGE EQUIPMENT AREA, RECEPTACLE, AND ASSOCIATED CONDUIT FOR NEW GATE LEC POLE

90	NEW POLE FOUNDATION, PIPE BOLLARDS FOR SMALL EQUIPMENT AREA, RECEPTACLE, AND ASSOCIATED CONDUIT FOR NEW GATE LEC POLE

91	NEW POLE FOUNDATION, PIPE BOLLARDS, AND ASSOCIATED CONDUIT FOR NEW 80’ BUILDING LEC POLE

92	NEW POLE FOUNDATION, PIPE BOLLARDS AND ASSOCIATED CONDUIT FOR NEW 40’ LEC POLE

93	NEW 80 FT LEC POLE

94	NEW 40 FT LIGHT POLE

95	CHEMICAL GROUND, TRAFFIC RATED

96	LEC SYSTEM INSPECTION

97	NEW GATE READY LIGHT, INCLUDING SWITCH, WIRE AND CONDUIT

98	PROVIDE AND INSTALL NEW LIGHTNING ELIMINATION ARRAY ON NEW 80’ LEC POLE

99	PROVIDE AND INSTALL NEW LIGHTNING ELIMINATION SPLINE BALL ON NEW 40’ LEC POLE

100	CUTOFF LED LIGHTING FIXTURE (Type as Required)

101	STORM WARNING LIGHT

102	GATE SIGNS – 3 PER POLE

103	FURNISH AND INSTALL NEW L-867 BASE, 10” DEEP IN EXISTING RIGID PAVEMENT

104	FURNISH AND INSTALL NEW L-867 BASE, IN NEW RIGID PAVEMENT

105	FURNISH AND INSTALL NEW L-868 BASE, IN NEW FLEXIBLE PAVEMENT

106	FURNISH AND INSTALL NEW L-868 B 3/4” BLANK COVER

107	FURNISH AND INSTALL NEW L-852C(L) LED FIXTURE, TYPE AND COLOR PER DRAWINGS

108	FURNISH AND INSTALL NEW L-852D(L) LED FIXTURE, TYPE AND COLOR PER DRAWINGS

109	FURNISH AND INSTALL NEW L-861T(L) LED FIXTURE, TYPE AND COLOR PER DRAWINGS

110	FURNISH AND INSTALL NEW TYPE C SINGLE CONDUCTOR #8 AWG, 5KV COPPER WIRE

111	T/W NONMETALLIC CONDUIT CONCRETE ENCASED 2”

112	T/W GRS CONDUIT 1 1/2”, IN 4” x 5” DEEP SAW CUT TRENCH IN RIGID PAVEMENT, COMPLETE

113	UNDERCUT EXCAVATION

114	UNDERCUT BACKFILL (CR 610) LIMESTONE

115	EMBANKMENT - COMPACTED IN PLACE

116	SUBGRADE PROCESSING

117	NON-WOVEN GEOTEXTILE FABRIC

118	DEWATERING BAG

119	FILTER SOCK (12”)

120	INLET PROTECTION

121	PIPE END PROTECTION

122	SILT FENCE

123	CHECK DAM

124	TEMPORARY SWALE

125	TDOT CLASS ‘B’ RIP-RAP

126	FLOC LOG

127	DEWATERING DEVICE W/ GATE VALVE

128	GRAVEL UNDERDRAIN W/ 4” PERFORATED PIPE

129	UNDERDRAIN CLEANOUT, IN LINE

130	UNDERDRAIN CLEANOUT, END OF LINE

131	NEW CHAIN LINK FENCE (10’ W/ BARBED & RAZOR WIRE)

132	REMOVE AND REPLACE EX. 6’ FENCE (10’ CHAIN LINK FENCE W/ BARBED & RAZOR WIRE)

133	NEW ROLL GATE - 30’ WIDE (10’ W/ BARBED & RAZOR WIRE)

134	BITUMINOUS CONCRETE PAVEMENT (SURFACE COURSE) 2”

135	BITUMINOUS CONCRETE PAVEMENT (BINDER COURSE) 2”

136	POROUS BITUMINOUS BASE COURSE (4” THICK)

137	PORTLAND CEMENT CONCRETE PAVEMENT (16 1/2” THICK)

138	PORTLAND CEMENT CONCRETE PAVEMENT (18” THICK)

139	CEMENT-TREATED BASE COURSE (8”)

140	CEMENT-TREATED BASE COURSE (10”)

141	CEMENT-TREATED BASE COURSE (14”)

142	BOND BREAKER

143	6-30 CURB AND GUTTER

144	VERTICAL CURB

145	MANHOLE (5’ DIA. - AIRCRAFT RATED)

146	MANHOLE (7’ DIA. - AIRCRAFT RATED)

147	7’x7’ SQUARE MANHOLE

148	6-72 INLET

149	SPECIAL INLET No. 1

150	SPECIAL INLET No. 3

151	SPECIAL INLET No. 4

152	CONCRETE SWALE

153	SLUICE GATE

154	10’x6’ PRECAST BOX CULVERT

155	12’x6’ PRECAST BOX CULVERT

156	PRECAST JUNCTION BOX

157	VISUAL BARRIER WALL (INCLUDING GUARDRAIL)

158	AIRCRAFT TETHERING SYSTEM

159	TETHER PULL TEST

160	CONCRETE BARRIER RAIL - TYPE III (CONTRACTOR - FURNISHED)

161	LOW-PROFILE BARRICADES (CONTRACTOR - FURNISHED)

162	TRAFFIC CONTROL

163	PAVEMENT PAINTING

164	PIPE BOLLARD RAIL

165	SODDING

166	TOPSOIL (3”)

167	HYDRO-MULCHING

168	TURF REINFORCEMENT MAT

169	LANDSCAPING

170	FIRE DEPARTMENT CONNECTION (SIAMESE), INCLUDING BOLLARDS

171	POST INDICATOR VALVE, INCLUDING BOLLARDS

172	FIRE HYDRANT AND VALVE ASSEMBLY, INCLUDING BOLLARDS

173	DUCTILE IRON PIPE (10”)

174	RELOCATE DUCTILE IRON PIPE (10”)

175	DUCTILE IRON PIPE (6”)

176	DUCTILE IRON PIPE (4”)

177	WATER LINE (2” - SCHEDULE 40 PVC)

178	2” WATER VALVE

179	6” WATER VALVE

180	10” WATER VALVE

181	6” X 2” REDUCER

182	10” X 6” REDUCER

183	6” TEE AND VALVE

184	10” TEE AND VALVE

185	UTILITY INDENTIFICATION MARKERS

186	8” (SDR-26) SANITARY SEWER (12’-16’ DEEP)

187	10” (SDR-26) SANITARY SEWER (12’-16’ DEEP)

188	12” (SDR-26) SANITARY SEWER (16’-20’ DEEP)

189	18” STEEL CASING

190	20” STEEL CASING

191	4” SANITARY SEWER SERVICE LINE

192	CLEANOUT (SERVICE LINE)

193	4’ DIAMETER SEWER MANHOLE

194	4’ DIAMETER SEWER “DOGHOUSE” MANHOLE

195	AIRCRAFT RATED SEWER MANHOLE EXTENSION

196	REINFORCED CONCRETE PIPE CLASS V (18”)

197	REINFORCED CONCRETE PIPE CLASS V (24”)

198	REINFORCED CONCRETE PIPE CLASS V (36”)

199	REINFORCED CONCRETE PIPE CLASS V (54”)

200	REINFORCED CONCRETE PIPE CLASS V (60”)

201	SLOTTED DRAIN (18”)

202	SLOTTED DRAIN (24”)

203	SLOTTED DRAIN (30”)

204	SLOTTED DRAIN (36”)

205	DRAIN INLET (4’x4’)

206	24” HEADWALL

207	60” HEADWALL

208	12’x6’ BOX CULVERT HEADWALL

209	GOLDEN TRIANGLE BUILDING, INCLUDING UTILITY CONNECTIONS AND WHEEL STOPS

210	GENERATOR & CANOPY, INCLUDING UTILITY CONNECTIONS

Exhibit D

Taxiway Area

Striped Area consists of 186,915 square feet.

Exhibit E

New Sewer Line
Existing Sewer Line
PLOUGH BLVD.
GRAPHIC SCALE
N
GENERAL NOTES
RAMP SUPPORT BUILDING
OVERALL SANITARY SEWER PLAN
LOCATION: MEMPHIS INTERNATIONAL AIRPORT
MEMPHIS, TENNESSEE
RAMP EXPANSION
GOLDEN TRIANGLE
FEDEX
ENGINEER: FISHER & ARNOLD, INC.